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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): April 23, 2001

                                MANGOSOFT, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)

            NEVADA                      0-30781                     87-0543565
            ------                      -------                     ----------
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
      of incorporation)            Identification No.)



            1500 WEST PARK DRIVE, SUITE 190, WESTBOROUGH, MA  01581
            -------------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (508) 871-7300
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ITEM 5.    OTHER EVENTS.

  Effective April 23, 2001, the Registrant implemented an approximate 40% reduction in its work force. In connection with this work force reduction, the Registrant eliminated the positions held by Ms. Linda Myers-Tierney, Senior Vice President and Chief Marketing Officer, and Mr. Thomas Teixeira, Vice President of Engineering.

  Certain statements included in this report are forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including but not limited to, risks detailed in MangoSoft, Inc.'s filings with the Securities and Exchange Commission.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MANGOSOFT, INC.


                                          By:   /s/ Robert E. Parsons
                                                ---------------------
                                                Robert E. Parsons
                                                Chief Financial Officer

Date: April 24, 2001